Property and Equipment, Net	12 Months Ended
Jun. 30, 2024
Property and Equipment, Net [Abstract]
PROPERTY AND EQUIPMENT, NET

NOTE 6 – PROPERTY AND EQUIPMENT, NET

Property and equipment consisted of the following as of June 30, 2024 and 2023:

	2024	2023
Buildings and improvements	$4,995,614	$4,963,911
Motor vehicles	341,886	337,202
Office and electronic equipment	126,293	330,232
Machinery	75,536	176,431
Total property and equipment, at cost	5,539,329	5,807,776
Less: accumulated depreciation	(1,157,566)	(995,252)
Property and equipment, net	$4,381,763	$4,812,524

The Company recorded depreciation expense of $436,686, $807,879 and $141,077 for property and equipment during the years ended June 30, 2024, 2023 and 2022, respectively. For the years ended June 30, 2024, 2023 and 2022, the Company recorded no impairment losses for property and equipment, respectively.

For the years ended June 30, 2024, 2023 and 2022, the Company purchased new property and equipment of $Nil, $887,838 and $4,607,297 in cash and cash equivalents, respectively. For the year ended June 30, 2023, the Company acquired property and equipment of $78,280 (cost of $463,207 and accumulated depreciation of $384,927) from business combinations.

For the year ended June 30, 2024, the Company wrote off office and electronic equipment and machinery of $61,042 (cost of $349,123 and accumulated depreciation of $288,081) and recorded written-off loss of $61,059 included in other income (loss), net. For the years ended June 30, 2023 and 2022, the Company recorded no disposal of property and equipment, respectively.

As of June 30, 2024 and 2023, the Company pledged buildings and improvements to secure the short-term loan banking facilities granted to the Company. The carrying value of the pledged buildings and improvements were as follows:

	2024	2023
Buildings and improvements, at cost	$4,995,614	$4,963,911
Less: accumulated depreciation	(925,894)	(498,266)
Buildings and improvements, net	$4,069,720	$4,465,645